AVIEMORE FUNDS

20 Phelps Road,

Old Chatham, NY 12136

Supplement dated December 21, 2007

To the Prospectus dated August 31, 2007

Important Notice Regarding Change in

Fund Name and Addition of Co-Manager for the

Aviemore Fund

On December 11, 2007, the Board of Trustees of the Aviemore Funds approved a resolution changing the name of the “Aviemore Fund” to the “Navigator Fund.”  The name change was proposed by the Fund’s adviser, Aviemore Asset Management, LLC.  Effective January 1, 2008 the Fund will be called the Navigator Fund.

The Board of Trustees also approved the addition of a co-portfolio manager to the Fund.  Effective January 1, 2008, the Fund’s Prospectus dated August 31, 2007 is modified as follows:

The Fund's investment portfolio is co-managed on a day-to-day basis by Paul Michael Frank and Mark Grimaldi.  Mr. Frank is the president of the Adviser.  Mr. Frank has managed the Fund since its inception and Mr. Grimaldi has co-managed the Fund since January 1, 2008.  Mr. Frank was born in 1962 in Quebec, Canada.  His formal education includes a B.A. in History and Economics from Drew University.  Mr. Frank also completed a MBA in Finance from Fordham University's Graduate School of Business Administration in 1992, earning the Dean's award for academic excellence and being named class valedictorian.  After completing his Master’s Degree Mr. Frank joined Signalert, a registered investment adviser, and worked as an analyst and trader.  In 1993 Mr. Frank started Aviemore Asset Management and has been managing assets since that time.  The Adviser serves as investment adviser to individuals, trusts, and retirement plans.

Mr. Grimaldi graduated Albany State University in 1985 with a BA degree in Economics.  His career in money management began as in Investment Coordinator at Meyer Handleman Company in NY.  After two years, he joined Prime Financial Services as Director of Operations.  In 1992, Mr. Grimaldi accepted a position as Manager, Securities Operations at Marshall & Sterling Consultants in Poughkeepsie, NY.  Mr. Grimaldi has been a portfolio manager since August 1, 1993.  Mr. Grimaldi is a part owner of the Adviser.  Mr. Grimaldi is also a founder, Chief Compliance Officer and President of Navigator Money Management, Inc. Mr. Grimaldi also serves as Vice President of Prestige Financial, Inc. In 1997, he earned the Certified Fund Specialist (CFS) designation. Mr. Grimaldi has held various securities licenses including Series 6, 7, 24, & 63.  From March of 1989 though October 2005, Mr. Grimaldi coordinated and taught securities training classes at Dutchess Community College, Poughkeepsie, New York.  In 2004, Mr. Grimaldi became Chief Portfolio Manager of the Navigator Newsletters.

If you have any questions about these changes, or any other changes about the Fund, please call the Fund at 1-800-239-9136.

______________________________________

This supplement and the prospectus dated August 31, 2007 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 31, 2007, which is incorporated herein by reference and can be obtained without charge by calling 1-800-239-9136.